WELLS FARGO FUNDS TRUST

                 WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND
                   Classes A, B, and C and Administrator Class


    Supplement dated October 3, 2005 to the Prospectuses dated April 11, 2005 as supplemented on May 19, 2005 and September 1, 2005


Effective on or about November 1, 2005, the Wells Fargo Advantage Small Company Value Fund will close to new investors. Retirement plans which include the Fund as an option, institutional wrap programs and existing investors of the Fund will be permitted to continue to make additional investments in the Fund. Wells Fargo Funds Management, LLC, may also accept, as capacity allows, new investors who are investing through institutions that have agreed to establish a selling relationship with the Fund prior to the closing of the Fund.

The Board of Trustees of Wells Fargo Funds Trust has approved closing the Fund to new investors having determined that limiting the amount of new assets introduced to the Fund is in the best interest of the shareholders.



RT53535                                                      EG1005/SUP044 10-05